Fees Summary	Dec. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 402,500,003.56
Previously Paid Amount	0.00
Total Fee Amount	55,585.26
Total Offset Amount	0.00
Net Fee	$ 55,585.26
Final Prospectus	false